Exhibit 10.1

## SALE OF GOVERNMENT PROPERTY
## AMENDMENT OF INVITATION FOR BIDS/MODIFICATION OF CONTRACT

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|---|---|---|
| 1. AMENDMENT TO INVITATION FOR BIDS NO.:<br>SUPPLEMENTAL AGREEMENT NO.: 1 | 2. EFFECTIVE DATE<br>07/17/2015 | PAGE 1 OF 2 PAGES |
| 3. ISSUED BY<br>DLA Disposition Services<br>National Sales Office<br>74 North Washington Street<br>Battle Creek, MI 49017-3092 | 4. NAME AND ADDRESS WHERE BIDS ARE RECEIVED | |
| 5. ☐ AMENDMENT OF INVITATION FOR BIDS NO. *(See Item 6)* — DATED | ☒ MODIFICATION OF CONTRACT NO. *(See Item 8)* | DATED<br>02/13/2015 |

**6. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF INVITATIONS FOR BIDS**

The above numbered invitation for bids is amended as set forth in Item 9. Bidders must acknowledge receipt of this amendment unless indicated otherwise in item 11 prior to the hour and date specified in the invitation for bids, or as amended, by one of the following methods:
(a) By signing and returning _______ copies of this amendment;
(b) By acknowledging receipt of this amendment on each copy of the bid submitted; or
(c) By separate letter or telegram which includes a reference to the invitation for bids and amendment number.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR BID. If by virtue of this amendment you desire to change a bid already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the invitation for bids and this amendment, and is received prior to the opening hour and date specified.

7. ACCOUNTING AND APPROPRIATION DATA *(If required)*

8. THIS APPLIES ONLY TO MODIFICATION OF CONTRACTS
This Supplemental Agreement is entered into pursuant to authority of

Mutual Agreement for Contract 15-0001-0001

9. DESCRIPTION OF AMENDMENT/MODIFICATION *(Except as provided below all terms and conditions of the document referenced in Item 5 remain in full force and effect)*

Whereas Contract 15-0001-0001 was entered into on February 13, 2015 by and between the United States of America, hereinafter referred to as the GOVERNMENT, and Liquidity Services, Incorporated, hereinafter referred to as the CONTRACTOR, and whereas the contract involved property as described in Invitation For Bid (IFB) 08-0002/15-0001:

THE HOUR AND DATE FOR RECEIPT OF BIDS (LOCAL TIME) DATE ☐ IS NOT EXTENDED, ☐ IS EXTENDED UNTIL O'CLOCK M

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| 10. BIDDER/PURCHASE NAME AND ADDRESS *(Include ZIP Code)*<br>Liquidity Services, Incorporated<br>1920 L Street, NW, 6th Floor<br>Washington, DC 20036 | | 11. ☐ BIDDER IS NOT REQUIRED TO SIGN THIS DOCUMENT<br>☒ PURCHASER IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ORIGINAL AND 0 COPIES TO THE ISSUING OFFICE | |
| 12. SIGNATURE FOR BIDDER/PURCHASER<br>BY [signature]<br>*(Signature of person authorized to sign)* | | 15. UNITED STATES OF AMERICA<br>BY Rebecca Bellinger<br>*(Signature of Contracting Officer)* | |
| 13. NAME AND TITLE OF SIGNER *(Type or print)*<br>THOMAS BURTON<br>Executive Vice President | 14. DATE SIGNED<br>07/17/2015 | 16. NAME OF CONTRACTING OFFICER *(Type or print)*<br>REBECCA BELLINGER | 17. DATE SIGNED<br>07/17/2015 |

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is usable

**STANDARD FORM 114D** (REV. 1-94)
Prescribed by GSA FPMR (41 CFR) 101-45.3.

CONTRACT NUMBER 15-0001-0001 Supplemental Agreement 1 Page2 WHEREAS, certain DLA Disposition Services assets that have been determined no longer needed by the Government may result in a sales transaction that is conducted by the DLA Disposition Services Sales Office. WHEREAS, Contract 15-0001-0001, states,''Performance period for this contract is six months. Additionally, three (3) 30 day options are available at the Government's offering. Contract perfonnance begins on February 14, 2015." NOW THEREFORE, it is mutually agreed between the Government and the Contractor hereto that the following changes are in effect: Contract 15-0001-0001is changed based on Government requirements. DLA Disposition Services has determined it is in the best interest of the Government to extend the 3 (three) 30 day perfonnance options extending1he contract perfonnance period for contract 15-0001-0001 to November 14, 2015. All other terms and conditions of contract 15-0001-0001 remain the same. I/IIIII//IIIIIIIJIIII/11/111/111/IIINOTHING FOLLOWS/////////////////////////1/////////////